THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated effective as of June 7, 2002, by and between Enova Systems, Inc., a California corporation (the "Corporation") and the investor whose name is set forth on the signature page attached hereto (the "Investor").

                                 R E C I T A L S

         A. The Investor desires to purchase from the Corporation, and the Corporation desires to sell to the Investor, Common Stock on the terms and conditions hereinafter set forth.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereby agree as follows:

         1. Issuance of Securities, Payment and Delivery.

                  a. Sale of Securities. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase on, or before the date set forth on Schedule 1 to the signature page attached hereto, or on such later date as is agreed upon in writing by the Investor and the Corporation (the "Closing") and the Company agrees to sell and issue to the Investor that number of shares of the Corporation's Common Stock set forth on Schedule 1 (the "Shares") at the closing market share price as of the effective date of this Agreement for an aggregate purchase price as set forth on Schedule 1 (the "Purchase Price").

                  b. Payment and Delivery. The Investor shall purchase the Shares by making payment to Enova Systems, Inc. in cash, by cashiers check or wire transfer of funds, in immediately available U.S. Dollars funds.

         2. Deliveries at Closing. At the Closing or thereafter as indicated:

                  a. The Corporation and the Investor will at the Closing deliver executed counterparts of this Stock Purchase Agreement and the Registration Rights Agreement (as defined in Section 6 below);

                  b. The Investor will provide the Corporation at the Closing with payment in immediately available funds of the aggregate amount of the Purchase Price;

                  c. The Corporation will deliver within twenty (20) business days after the Closing a share certificate evidencing the Shares in the name of the Investor;

                  d. The Corporation will deliver an officer's certificate providing that its representations and warranties contained in this Agreement are true and correct as of the Closing;

                  e. The Investor will deliver a certificate providing that its representations and warranties contained in this Agreement are true and correct as of the Closing;

                  f. The Corporation will deliver a copy of its most recently prepared unaudited financial statements (the "Financial Statements"); and

                  g. Upon the request of the Investor, the Corporation shall deliver to the Investor written evidence reasonably satisfactory to the Investor that the condition set forth in Section 3 below has been satisfied.

         3. Condition to Closing. It is expressly agreed by the parties that the closing of the transactions contemplated by this Agreement is conditional upon the Corporation entering into one or more definitive written agreements with one or more third parties or affiliates of the Investor to purchase the Corporation's Common Stock on or before the Closing, the purchase price(s) of which when combined with the Purchase Price of the Shares purchased by the Investor hereunder, will equal at least $4 million in the aggregate. In the event that the foregoing condition is not satisfied on or before the date of the Closing, the Closing shall not occur and this Agreement shall automatically terminate without obligation or liability of either party.

         4. Corporation's Representations and Warranties. The Corporation hereby represents and warrants to the Investor that as of the Closing:

                  a. Corporate Organization and Standing. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Corporation has the requisite corporate power to carry on its business as presently conducted, and as proposed or contemplated to be conducted in the future, and to enter into and carry out the provisions of this Agreement and the transactions contemplated under this Agreement.

                  b.  Authorization.  All  corporate  action  on the part of the
         Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Corporation and the performance of all of the Corporation's obligations hereunder has been taken. This Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable

                  c. No Breach. The issue and sale of the Shares by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms of the Corporation's incorporating documents or any agreement or instrument to which the Corporation is a party. The consummation of the transactions or performance of the obligations contemplated by this Agreement will not result in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, or other agreement or instrument to which the Corporation or any of its subsidiaries is or are a party or by which any of them is or are bound.

                  d. Pending or Threatened Claims. Neither the Corporation nor any of its subsidiaries is a party to any action, suit or proceeding which could materially affect its business or financial condition, and no such actions, suits or proceedings are contemplated or have been threatened.

         5. Investor Representations and Warranties. The Investor represents and warrants to the Corporation that:

                  a. Account. The Investor is acquiring the Shares for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing any of the Shares (but by making this representation the Investor is not agreeing to hold the Shares for any minimum period of time). The Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein.

                  b. Access to Data. The Investor has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information which the Investor has deemed necessary or appropriate for deciding whether or not to purchase the Shares, and has had an opportunity to receive, review and understand the disclosures and information regarding the Corporation's financial statements, capitalization and other business information as set forth in Corporation's filings with the Securities and Exchange Commission (the "SEC Filings") which are all incorporated herein by reference, together with all exhibits referenced therein. The Investor acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                  c. No Fairness Determination. The Investor is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the Shares.

                  d. Knowledge And Experience. The Investor has such knowledge and experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in the Shares, and it is able to bear the economic risk of such investment. Further, the individual executing this Agreement has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of the Shares, of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect to the Shares, including assessment of the Risk Factors set forth in the SEC Filings and incorporated herein by reference.

                  e. Limited Public Market. The Investor is aware that there is currently a very limited "over-the-counter" public market for the Corporation's registered securities and that the

         Corporation became a "reporting issuer" under the Securities Exchange Act of 1934, as amended, on January 27, 1995. There is no guarantee that a more established public market will develop at any time in the future. The Investor understands that the Shares are all unregistered and may not presently be sold in even this limited public market. The Investor understands that the Shares cannot be readily sold or liquidated in case of an emergency or other financial need. The Investor has sufficient liquid assets available so that the purchase and holding of the Shares will not cause it undue financial difficulties

                  f. Authority. If Investor is a corporation, partnership, trust or estate: (i) the individual executing and delivering this Agreement on behalf of the Investor has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of Investor in connection with the purchase of the Shares and (ii) the signature of such individual is binding upon Investor.

                  g. Investment Experience. The Investor is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term "Accredited Investor" under Regulation D refers to:

                           (i) A person or entity who is a director or executive officer of the Corporation;

                           (ii) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; insurance Corporation as defined in Section 2(13) of the Securities Act; investment Corporation registered under the Investment Corporation Act of 1940; or a business development Corporation as defined in Section 2(a)(48) of that Act; Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Corporation, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

                           (iii) Any private business development Corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                           (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

                           (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                           (vi) Any natural person who had an individual income in excess of $200,000 during each of the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                           (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

                           (viii) Any entity in which all of the equity owners are accredited investors.

                           (ix) As used in this Section 4(g), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this
         Section 4(g), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

         6. Lock-Up/Registration Rights. Except for the registration rights granted pursuant to the Registration Rights Agreement (as defined in this Section 6), the Investor acknowledges and agrees that the Shares may be subject to certain restrictions on transfer following a registered public offering of the Corporation's securities as provided in this Section 6. In connection with any underwritten registration of the Corporation's securities, the Investor agrees, upon the request of the underwriters managing such offering of the Corporation's securities, if applicable, if applicable, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Corporation and, if applicable, such underwriters, as the case may be, for such period of time, not to exceed fourteen (14) days before and one hundred eighty
         (180) days, after the effective date of such registration as the Corporation or the underwriters may specify; provided, however, that all executive officers, directors and shareholders holding more than 1% of the fully diluted capital stock of the Corporation are subject to the same restrictions as the Investor. The Corporation and underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the underwriter and the Investor. The Corporation may also impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day or shorter period. Contemporaneous with the execution of this Agreement, the Corporation and the Investor shall enter into a written resale registration rights agreement (the "Registration Rights Agreement"), which shall provide for the registration by the Corporation of the Shares with the Securities and Exchange Commission and such states as may be required by the Investor according to the terms of such agreement. The obligations of the Corporation pursuant to this Section hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Shares have been resold or (ii) such time as all of the Shares may be sold during any 90 day period pursuant to Rule 144, including Rule 144(k) or (iii) upon the second anniversary date of the effective date of this Agreement.

         7. Restrictive Legends. Each certificate evidencing the Shares which the Investor may acquire hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Corporation) shall be imprinted with one or more legends substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE PROVIDED TO EACH STOCKHOLDER WITHOUT CHARGE, UPON WRITTEN REQUEST.

         The Corporation shall be entitled to enter stop transfer notices on its transfer books with respect to the Securities.

         8. Indemnification of the Investor. The Corporation hereby agrees to indemnify, defend and hold the Investor harmless from and against any and all damages, losses, expenses or other costs (including reasonable attorneys' fees and expenses) incurred by the Investor as a result of the Corporation's breach of any representation or warranty of the Corporation set forth in this Agreement.

         9. Confidential Information. The parties agree that, except as may be set forth on the attached Schedule 2, the Corporation has not provided the Investor with any material non-public information with respect to the Corporation or its activities ("Confidential Information"), and the Corporation agrees to publicly disclose the substance of such Confidential Information within the applicable time period set forth on the attached Schedule 2 (unless such Confidential Information becomes moot by such date). The Investor understands and agrees that such Confidential Information may not be disclosed to any third party or used by the Investor for purposes of trading in the Corporation's publicly traded stock until such Confidential Information is publicly disclosed by the Corporation.

         10. Miscellaneous.

                  a. Notices. Any notice, request or other communication required or permitted hereunder will be in writing and shall be deemed to have been duly given if personally delivered or if telecopied or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice will be deemed to have been given when personally delivered or when deposited in the mail or telecopied in the manner set forth above and will be deemed to have been received when delivered.

                  (a)      If to the Investor: as set forth on Schedule 1

                  (b)      If to the Company

                           Enova Systems, Inc.
                           19850 South Magellan Drive
                           Torrance, California  90502
                           Attention:  Finance and Administration

                           with a copy to:

                           Crosby, Heafey, Roach & May
                           1999 Harrison Street, Suite 2200
                           Oakland, CA 94612
                           Attention:  Donald C. Reinke, Esq.

                  b. Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

                  c. Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                  d.   Applicable   Law.   This   Agreement  and  all  acts  and
         transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile.

                  f. Title and Subtitles. The titles of the Sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

                  g. Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

                  h. Waiver. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Corporation and the Investor. No waiver by any party hereto of any breach of this Agreement by any other party shall operate or be construed as a waiver of any other or subsequent breach. No waiver by any party hereto of any breach of this Agreement by any other party hereto shall be effective unless it is in writing and signed by the party claimed to have waived such breach.

                  i. Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by the Corporation to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it under this Agreement or otherwise) to (A) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (B) an injunction restraining such breach or threatened breach.

                  j. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith to achieve the closest comparable terms as is possible. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  k. Venue. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the County of Los Angeles, State of California.

                  l. Entire Agreement. This Agreement and the Exhibits, Schedules and other documents referred to herein (including the Registration Rights Agreement) constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements regarding the subject matter hereof existing between the parties hereto are expressly canceled.

                                SIGNATURE PAGE TO

                            STOCK PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


Selling Shareholder                    Enova Systems, Inc.


By:_____________________________       By:______________________________________
                                          Carl D. Perry, Chief Executive Officer

Title:__________________________

                                   Schedule 1

                                Shares Purchased


Closing Date:  June 7, 2002
             ----------------

Number of Shares:   XX,XXX,XXX
                  ---------------

Purchase Price:   US$X,XXX,XXX.
                 ----------------

Price per share:      $0.10
                 ---------------

                                   Schedule 2

                            Confidential Information


Confidential Information                             Public Disclosure Date
------------------------                             ----------------------

Financial Statements                                 [Next 10Q/10K/8K]